                     AMENDMENT TO AGREEMENT OF SALE (O&O)
                     ------------------------------


          This Amendment (this "Amendment"), to that certain Agreement of Sale, by and between the parties hereto, dated as of December __, 2000 (the "Agreement"), is made as of this ___ day of December 2000, by and between Beasley Broadcasting of Augusta, Inc., a Delaware corporation (the "Seller"), and Beasley Family Towers, Inc., a Delaware corporation (the "Buyer").

                                  WITNESSETH:

          WHEREAS, Seller and Buyer entered into the Agreement whereby Buyer purchased from Seller one (1) communications tower facility used in the operation of radio broadcast station WAJY-FM (the "Tower") and certain personal property belonging to Seller and associated with the Tower;

          WHEREAS, Seller and Buyer desire to amend the Agreement in certain respects to clarify the nature of the assets sold pursuant to the Agreement;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller, intending to be legally bound hereby, agree as follows:

          1. The text of Exhibit A is hereby amended and restated as follows:

          That certain three hundred (300) foot radio broadcast tower situated on that tract of land more particularly described as follows:

          ALL that certain piece, parcel or tract of land, containing nine (9) acres, more or less, situate, lying and being east of the city of Aiken, in the Community of Montmorenci, Aiken County, South Carolina, shown and designated as Tract 1 and Tract 2 upon plat of said property prepared by Tripp Land Surveying, Inc., under date of February 9, 1995, and recorded February 13, 1995, in Plat Book 33, page 108-2, records of the RMC for Aiken County, South Carolina. Reference is hereby made to said plat for a more complete and accurate description as to metes, bounds and location of said property; said plat is made a part and parcel hereof by this express reference.

          TOGETHER with an easement for ingress and egress fifty (50') feet in width running from S.C. Highway S-2-113 along lands now or formerly of Walker Realty to the subject property. Said easement being more fully shown upon plat above referenced. Derivation: Deed Book 1106, at page 120. Tax Parcel No.: 00-204-01-057.

          Such real property shall include the transmitter building located thereon.

          2. Except as expressly provided herein, the Agreement shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement.

          3. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          4. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF SOUTH CAROLINA.


                           [Signature page follows]

          IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              SELLER:

                              BEASLEY BROADCASTING OF AUGUSTA, INC.

                              By: ______________________________________
                                  Name:  George G. Beasley
                                  Title:  President


                              BUYER:


                              BEASLEY FAMILY TOWERS, INC.


                              By: ______________________________________
                                  Name:  B. Caroline Beasley
                                  Title:  Secretary

                         AMENDMENT TO LEASE AGREEMENT
                         -----------------------------

          This Amendment (this "Amendment"), to that certain Lease Agreement, by and among the parties hereto, dated as of December __, 2000 (the "Lease"), is made as of this ___ day of December 2000, by and between Beasley Family Towers, Inc., a Delaware corporation (the "Lessor"), and Beasley Broadcasting of Augusta, Inc., a Delaware corporation (the "Lessee").

                                  WITNESSETH:

          WHEREAS, Lessor and Lessee entered into the Lease whereby Lessee leased from Lessor antenna space on a three hundred (300) foot communications tower facility (the "Tower"), and space in a transmitter building, each used in the operation of radio broadcast station WAJY-FM, such Tower and transmitter building space used for the purpose of Lessee's radio broadcast transmission activities;

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects to clarify the nature of the leasehold interest in the Tower and the transmitter building space obtained by Lessee pursuant to the Lease;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee, intending to be legally bound hereby, agree as follows:

          5. The second sentence of Section 13.01 of the Lease is hereby deleted.

          6. The last sentence of Section 14.01 of the Lease is hereby deleted.

          7. The penultimate sentence of Section 14.03 of the Lease is hereby deleted.

          8.   The text of Exhibit A is amended and restated as follows:

          That certain three hundred (300) foot communications tower situated on that certain tract of land described on Exhibit B herein.

          9.   The text of Exhibit B is amended and restated as follows:

          That certain tract of land more particularly described as follows:

          ALL that certain piece, parcel or tract of land, containing nine (9) acres, more or less, situate, lying and being east of the city of Aiken, in the Community of Montmorenci, Aiken County, South Carolina, shown and designated as Tract 1 and Tract 2 upon plat of said property prepared by Tripp Land Surveying, Inc., under date of February 9, 1995, and recorded February 13, 1995, in Plat Book 33, page 108-2, records of the RMC for Aiken County, South Carolina. Reference is hereby made to said plat for a more complete and accurate description as to metes, bounds and location of said property; said plat is made a part and parcel hereof by this express reference.

          TOGETHER with an easement for ingress and egress fifty (50') feet in width running from S.C. Highway S-2-113 along lands now or formerly of Walker Realty to the subject property. Said easement being more fully shown upon plat above referenced. Derivation: Deed Book 1106, at page 120. Tax Parcel No.: 00-204-01-057.

          10. The text of Exhibit C of the Lease is amended and restated as follows:

               (1) One (1) Stl antenna located two hundred fifty (250) feet from ground level on the Tower.

               (2)  One (1) side-mounted FM antenna located two hundred ninety
                    (290) feet from ground level on the Tower.

          11. The text of Exhibit D of the Lease is amended and restated as follows:

          One (1) shingle roof transmitter building with approximately two hundred sixty-four (264) square feet of interior space. Lessee maintains a transmitter inside the transmitter building approximately ten (10) feet north of the double doors of the transmitter building and the tenant under the Tower Lease maintains a transmitter inside the transmitter building approximately six
(6) feet north of such double doors.

          12. Except as expressly provided herein, the Lease shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Lease.

          13. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          14. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF SOUTH CAROLINA.

                           [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              LESSOR:

                              BEASLEY FAMILY TOWERS, INC.

                              BY: __________________________________________
                                  Name:  B. Caroline Beasley
                                  Title:  Secretary

                              LESSEE:

                              BEASLEY BROADCASTING OF AUGUSTA, INC.

                              BY: __________________________________________
                                  Name:  George G. Beasley
                                  Title:  President